UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 3, 2019

LAWSON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code)	(773) 304-5050

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lawson Products, Inc. (the “Company”) has adopted a First Amendment of the Lawson Products, Inc. 2009 Equity Compensation Plan, as amended and restated effective May 14, 2014 (the “Plan”) to make certain changes to the definition of change in control in the Plan and to clarify that no dividends or dividend equivalents are payable on unvested awards granted under the Plan unless and until such awards become vested. The Plan, as revised, is to be voted upon at the Company’s 2019 Annual Meeting of Stockholders to be held on May 14, 2019.
The revisions to the Plan (i) remove the discretion of the Compensation Committee of the Board of Directors of the Company to determine that any other transaction that constitutes a major change in the ownership and control of the assets previously held, and operations previously conducted, by the Company constitutes a change in control, which may accelerate vesting of outstanding awards granted under the Plan; and (ii) add a clarifying provision that no dividends or dividend equivalents shall be paid on unvested awards and that, to the extent an award provides for such payments, any such dividends or dividend equivalents paid or accrued shall be subject to vesting restrictions and a risk of forfeiture to the same extent as the shares of common stock underlying the award. The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the amendment attached hereto as Exhibit 10.2.
Item 8.01 Other Events.

On March 27, 2019, the Company filed a definitive proxy statement (the “Proxy Statement”) relating to the Company’s 2019 Annual Meeting of Stockholders. The Company set Tuesday, May 14, 2019 as the date for the Annual Meeting of Stockholders. The meeting will be held at 8770 West Bryn Mawr Avenue, Room 933, Chicago, Illinois, 60631 at 10:00 a.m., Central Time. As previously disclosed, the record date for determining Company stockholders entitled to vote at the Annual Meeting of Stockholders has been fixed as the close of business on March 20, 2019. On May 3, 2019, the Company filed a Supplement to the Proxy Statement on Schedule 14A (the “Supplement”) to supplement and amend the Proxy Statement in order to, among other things, add information regarding the revisions to the Plan. A copy of the Supplement is attached hereto as Exhibit 99.1 and is incorporated herein by reference
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit 10.1    Lawson Products, Inc. 2009 Equity Compensation Plan, as Amended and Restated Effective May 14, 2019.
Exhibit 10.2    Amendment of Lawson Products, Inc. 2009 Equity Compensation Plan, as Amended and Restated Effective May 14, 2019.
Exhibit 99.1    Supplement to Proxy Statement, dated May 3, 2019.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date: May 3, 2019	By: /s/ Neil E. Jenkins
Name: Neil E. Jenkins
Title: Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Lawson Products, Inc. 2009 Equity Compensation Plan, as Amended and Restated Effective May 14, 2019.

10.2	Amendment of Lawson Products, Inc. 2009 Equity Compensation Plan, as Amended and Restated Effective May 14, 2019.

99.1	Supplement to Proxy Statement, dated May 3, 2019.